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SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12
MAC-GRAY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAC-GRAY CORPORATION

22 Water Street
CAMBRIDGE, MASSACHUSETTS 02141

April 8, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Thursday, May 22, 2003 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting").

        The Annual Meeting has been called for the purpose of (i) electing two Directors to hold office until the annual meeting of stockholders to be held in 2006, and (ii) voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

        The Board of Directors has fixed the close of business on March 31, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors of the Company.

                      Very truly yours,

                      STEWART GRAY MACDONALD, JR.
                      Chairman of the Board and
                      Chief Executive Officer

MAC-GRAY CORPORATION

22 WATER STREET
CAMBRIDGE, MASSACHUSETTS 02141
(617) 492-4040

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 22, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") will be held on Thursday, May 22, 2003 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

  1.
  The election of two Directors to hold office until the annual meeting of stockholders to be held in 2006 and until a successor is duly elected and qualified; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 31, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors

                      MICHAEL J. SHEA
                      Secretary

Cambridge, Massachusetts
April 8, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

        ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

MAC-GRAY CORPORATION

22 WATER STREET
CAMBRIDGE, MASSACHUSETTS 02141
(617) 492-4040

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 22, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company" or "Mac-Gray"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2003 at 10:00 a.m., local time, at the Goodwin Procter LLP, Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, (together with any adjournments or postponements thereof, the "Annual Meeting").

        At the Annual Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

          1.    The election of two Directors to hold office until the annual meeting of stockholders to be held in 2006 and until a successor is elected and qualified; and

          2.    Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 8, 2003 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 31, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,681,480 shares of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and 759 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting. Unless otherwise indicated, references to the Company in this Proxy Statement include its various subsidiaries.

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may only be cast in favor of or withheld from each nominee. Abstentions, broker non-votes or votes that are otherwise withheld will be excluded entirely from the votes and will have no effect on the election of Directors.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the two nominees for Directors listed in this Proxy Statement. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Attendance at the annual meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company. Admission will be by presentation of your ticket or brokerage statement and proper identification. If you are a registered stockholder (your shares are held in your name) and plan to attend the meeting, please vote your proxy, detach your ticket from the top portion of the proxy card and bring that ticket and a form of personal identification with you to the meeting. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record), and plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of shares and a form of personal identification.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

        The Annual Report of the Company for the fiscal year ended December 31, 2002 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

        The Board of Directors of the Company consists of six members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting of stockholders.

        At the Annual Meeting, two Class III Directors will be elected to serve until the 2006 annual meeting of stockholders and until a successor is duly elected and qualified. The Board of Directors has nominated Stewart G. MacDonald, Jr. and Larry L. Mihalchik for re-election as Class III Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors/Nominees." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of the nominees. Messrs. MacDonald and Mihalchik have agreed to stand for re-election and to serve if re-elected as Directors. However, if any person nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, then proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

        A quorum being present, election of Directors of the Company is determined by a plurality of the votes cast in person or by proxy at the Annual Meeting.

        The Board of Directors of the Company recommends that the Company's stockholders vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company.

COMPENSATION OF DIRECTORS

        Directors who are also employees of the Company do not receive compensation for their services on the Board of Directors or any committee thereof. Each Director who is not an employee of the Company (an "Independent Director") receives (i) an annual fee of $12,000, paid in quarterly installments, 50% of which is paid in shares of the Company's Common Stock and the balance of which, at the discretion of the director, is paid in cash, shares of the Company's Common Stock or any combination thereof; and (ii) an additional fee of $500 per Board of Directors and Committee meeting attended in person and $250 per meeting attended by teleconference. In addition, the chairmen of each of the Audit, Governance and Compensation committees are paid $1,000 per year for serving as chairmen of their respective committees. Under the 1997 Stock Option Plan, each newly elected Independent Director is also entitled to receive an initial grant of an option to purchase 1,000 shares of the Company's Common Stock on the fifth business day after his or her election to the Board of Directors, and each Independent Director who is serving as a Director on the fifth business day after each annual meeting of stockholders will automatically be granted an option to purchase 1,000 shares of the Company's Common Stock. All options granted to Independent Directors under the 1997 Stock Option Plan are exercisable upon grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant and terminate upon the tenth anniversary of the date of grant. All Directors are reimbursed for significant travel expenses, if any, incurred in attending meetings of the Board of Directors and its committees.

        During 2002, director Thomas Bullock provided consulting services to the Company on various matters of a strategic nature. The Board deliberated and voted in executive session that Mr. Bullock's providing the referenced services for compensation did not impair his independence as a director. As compensation for these services, Mr. Bullock received 5,000 shares of Company Common Stock, equivalent in value to $17,000 based on the closing price at January 29, 2003.

INFORMATION REGARDING DIRECTORS/NOMINEES

        Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I
John P. Leydon	70	1997
William M. Crozier, Jr.	70	1999
Class II
Jerry A. Schiller	70	1997
Thomas E. Bullock	56	2000
Class III
Stewart G. MacDonald, Jr.*	53	1983
Larry L. Mihalchik *	56	2002

*
Nominee for election.

        Stewart G. MacDonald, Jr. serves as Chairman of the Board and Chief Executive Officer and has served as a Director of the Company since 1983. Mr. MacDonald has served the Company as Chairman of the Board since 1992 and as Chief Executive Officer since 1996. Mr. MacDonald is the fourth member of the Company's founding families to lead the organization. He received his B.A. from the University of Wisconsin.

        John P. Leydon has been a Director of the Company since April 1997. Mr. Leydon was a vice president and the Chief Financial Officer of Pacific Packaging Products, Inc. from December 1996 to December 2001 and serves in an advisory capacity to the present. From 1983 to 1996, Mr. Leydon was a partner at Leydon & Gallagher, a certified public accounting firm. Mr. Leydon is a Certified Public

Accountant and received his B.S. in Business Administration from Boston College, his M.B.A. from Babson College and his M.S. in Taxation from Bentley College.

        Jerry A. Schiller has been a Director of the Company since April 1997. Mr. Schiller has been a private investor and consultant since 1993. In October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a member of the board of directors of The Maytag Corporation. Mr. Schiller received his B.S. in Business Administration and Accounting from Augustana College and later obtained his CPA certification.

        William M. Crozier, Jr. has been a Director of the Company since April 1999. From 1996 until 1997, Mr. Crozier was Chairman of the Board of BankBoston Corporation. From 1974 until 1996, Mr. Crozier was Chairman of the Board and Chief Executive Officer of BayBanks, Inc. Mr. Crozier received his B.A. in Economics from Yale University and his M.B.A. from Harvard Business School.

        Thomas E. Bullock has been a Director of the Company since November 2000. From 1997 to 2000, Mr. Bullock was President and Chief Executive Officer of Ocean Spray Cranberries, Inc. From 1994 to 1997, Mr. Bullock was Executive Vice President and Chief Operating Officer of Ocean Spray. Mr. Bullock holds a B.S. from St. Joseph's College in Philadelphia, PA.

        Larry L. Mihalchik has been a Director of the Company since August 2002. Mr. Mihalchik, currently a business consultant, had been Chief Executive Officer, President and a director of Clare, Inc., a provider of electronic components, from February 2001 until its acquisition by IXYS, Incorporated in June 2002. From 1999 until joining Clare, Inc., Mr. Mihalchik was Chief Executive Officer and a director of ICOMS Inc., an e-commerce provider. From 1996-1999, Mr. Mihalchik was Chief Executive Officer of Atex Media Solutions, a software development and integration company. Previously, Mr. Mihalchik served as Senior Vice President and Chief Financial Officer of MA/COM and Executive Vice President, Chief Financial Officer, and a director of The Timberland Company. Mr. Mihalchik received his B.S. in Business Administration from Westminster College, PA and later obtained his CPA certification.

Meetings of Board of Directors and Committees

        During the fiscal year ended December 31, 2002 ("Fiscal 2002"), the Board of Directors of the Company held eight (8) meetings. During the periods that he served, each director attended 100% of each of: (1) the number of Board meetings held during the period in which he was a director and (2) the number of meetings of all committees on which he served. Of the Board's six directors, the Board has determined that five have no material relationship with the Company, apart from being directors, and are independent directors.

        In 2002, the Board of Directors maintained two standing committees: the Audit Committee (the "Audit Committee") and the Compensation Committee (the "Compensation Committee"). On February 27, 2003, the Board established a Corporate Governance and Nominating Committee.

        Audit Committee.    The Audit Committee, which consisted of Eugene B. Doggett, as Chairman, until his resignation from the Board on March 7, 2002, Jerry A. Schiller (Chairman), and John P. Leydon, held nine (9) meetings during 2002. Larry L. Mihalchik, joined the Audit Committee in August 2002. The Audit Committee recommends to the Board of Directors the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence.

        Compensation Committee.    The Compensation Committee held five (5) meetings during 2002. The Compensation Committee consists of John P. Leydon (Chairman), Thomas E. Bullock, and Wm. M. Crozier, Jr. Jerry A. Schiller was Chairman of the Compensation Committee until May 22, 2002 at which time he was succeeded by John P. Leydon The Compensation Committee reviews and approves compensation and benefits policies, determines whether Mac-Gray's officers, directors and employees are compensated according to these objectives, and carries out the Board's responsibilities relating to Mac-Gray's executives. The Committee also determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan") and prescribes the terms and provisions of each grant made under the 1997 Stock Option Plan. In addition, the Compensation Committee interprets the 1997 Stock Option Plan and grants thereunder and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Option Plan.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the annual general meeting of stockholders, developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in Mac-Gray's corporate governance. On February 27, 2003 the Committee was established, consisting of Thomas E. Bullock (Chairman) and Larry L. Mihalchik. In 2002, corporate governance and nominating issues were addressed by the Board as a whole.

Report of the Audit Committee

        The Company's Audit Committee is entirely comprised of independent directors and financial experts as defined by the NYSE and SEC, and acts under a revised charter approved by the Board on December 4, 2002, a copy of which is attached to this Proxy Statement as Exhibit A. The members of the Audit Committee in Fiscal 2002 were Jerry A. Schiller (Chairman), John P. Leydon, and Larry L. Mihalchik (Mr. Mihalchik became a Board member and Audit Committee member in August 2002). As noted earlier, Eugene Doggett was Chairman of the Audit Committee until his resignation on March 7, 2002. The Audit Committee met nine (9) times during Fiscal 2002.

        As more fully described in its charter, the Audit Committee is appointed by the Board to assist the Board in the general oversight and monitoring of management's and the independent auditor's execution and supervision of the Company's financial reporting process, the Company's procedures for compliance with legal and regulatory requirements, and the performance of the Company's internal audit function. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's internal audit function and external independent auditor. In this context, the Audit Committee retained the firm of Ernst & Young to supplement the internal audit function at the Company beginning in 2003.

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles ("GAAP"). That is the responsibility of the Company's independent auditors and management. In giving recommendations to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP, and (ii) the report of the Company's independent auditors with respect to such financial statements.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees.) In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with maintaining the auditors' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Jerry A. Schiller, Chairman
John P. Leydon
Larry L. Mihalchik

        The aggregate fees billed by the Company's independent accounting firm for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2002 as well as the review of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q for the year were $174,500.

Fees Paid to Independent Auditors

Audit Fees	$184,500
Information Systems and Design	$0
All Other Fees	$0

INFORMATION REGARDING EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.

Name	Age	Position
Stewart G. MacDonald, Jr.	53	Chairman and Chief Executive Officer
Neil F. MacLellan, III	43	Executive Vice President and Chief Operating Officer
Michael J. Shea.	53	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

        The biography of Mr. MacDonald is set forth above under Information Regarding Directors/Nominees.

        Neil F. MacLellan, III has been with the Company since 1985 and has served as Executive Vice President since December 1995 and as Chief Operating Officer since November 1998. From January 1991 through December 1995, Mr. MacLellan served as the Company's Director of Finance and Administration and from March 1985 through January 1991, Mr. MacLellan served as Controller of the Company. Mr. MacLellan received his B.S. in Accounting from Bentley College.

        Michael J. Shea has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since November 1998. In April 1999, Mr. Shea was elected Secretary of the Company. From April 1998 to November 1998, Mr. Shea served as Senior Vice President and Chief Financial Officer of Professional Dental Associates, Inc. From March 1997 through April 1998, Mr. Shea served as Chief Financial Officer of Auto Palace, Inc., currently a division of Auto Zone. Mr. Shea is a Certified Public Accountant and received his B.A. from Stonehill College and his M.B.A. from Babson College.

        Each of the executive officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

EXECUTIVE COMPENSATION

        The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the Company's Chief Executive Officer and the other executive officers named in the tables below (the "Named Executive Officers"). Other than the Named Executive Officers, no other officer of the Company who held office as of December 31, 2002 met the definition of "highly compensated" within the meaning of the Security and Exchange Commission's executive compensation disclosure rules for this period. Information with respect to other persons is not required to be disclosed under the rules and regulations of the Securities and Exchange Commission.

Summary Compensation Table

        The following table shows for each of the last three fiscal years compensation paid by the Company to the Chief Executive Officer and the Named Executive Officers.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Securities Underlying Options(#)	All other Compensation ($)(2)
Stewart G. MacDonald, Jr. Chairman and Chief Executive Officer	2002 2001 2000	300,000 300,000 275,000	83,000 55,000 140,000	— 110,000 —	7,235 3,000 3,000
Neil F. MacLellan, III Executive Vice President and Chief Operating Officer	2002 2001 2000	200,000 200,000 195,000	45,650 30,000 80,000	33,000 67,000 —	5,369 9,001 10,300
Michael J. Shea Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2002 2001 2000	200,000 200,000 195,000	41,500 25,000 80,000	33,000 42,000 —	3,552 3,000 3,000

(1)
Executive officers are eligible for annual cash bonuses. Such bonuses are based upon achievement of corporate and individual performance objectives determined by the Compensation Committee of the Board of Directors. Cash bonuses for Fiscal 2002 are paid to executives in 2003.

(2)
Includes contributions made on the executive's behalf to the Company's retirement plan and premiums paid by the Company for insurance.

Option Grants in Last Fiscal Year

        The following table sets forth the options granted in Fiscal 2002 to the Chief Executive Officer and each of the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term (3)
		Percent of Total Options Granted to Employees in Fiscal Year
Name	Number of Shares Underlying Options Granted (#) (1)		Exercise or Base Price ($/SH) (2)	Expiration Date
					5% ($)	10% ($)
Stewart G. MacDonald, Jr.*	0	0	NA	NA	NA	NA
Neil F. MacLellan, III	33,000	11.7%	$3.29	12/30/12	68,279	173,320
Michael J. Shea	33,000	11.7%	$3.29	12/30/12	68,279	173,320

*
Mr. MacDonald requested that the Compensation Committee consider not granting him options for the year ended December 31, 2002.

(1)
Mr. MacLellan's and Mr. Shea's option agreements with respect to 33,000 shares (each) of the Company's Common Stock provide that such options become vested and exercisable with respect to thirty-three and one-third percent (33 1/3%) of the shares of the Company's Common Stock to which such option agreement relates on each of December 31, 2003, 2004 and 2005.

(2)
All options were granted at fair market value as determined by the Board of Directors on the date of the grant.

(3)
This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the option holders' continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values

        The following table sets forth information concerning the exercise of stock options by the Named Executive Officers and the value of in-the-money options as of December 31, 2002.

			Number of Securities Underlying Unexercised Options at December 31, 2001		Value of Unexercised In-the-Money-Options at December 31, 2001
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stewart G. MacDonald, Jr.	0	0	120,000	40,000	0	0
Neil F. MacLellan, III	0	0	39,000	61,000	0	0
Michael J. Shea	0	0	14,000	61,000	0	0

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Compensation Committee, comprised of John P. Leydon, Chairman, William M. Crozier, Jr., and Thomas E. Bullock, reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers. Jerry A. Schiller served as Chairman of the Compensation Committee until May 22, 2002, at which time he was succeeded by John P. Leydon. The Compensation Committee administers and takes such other actions as may be required in connection with certain compensation and incentive plans of the Company.

        In addition, the Compensation Committee determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Option Plan and prescribes the terms and provisions of each grant made under the 1997 Stock Option Plan. The Compensation Committee interprets the 1997 Stock Option Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Option Plan.

General

        The compensation arrangements of the Company reflect the philosophy that the Company and its shareholders are best served by running the business with a long-term perspective, while striving to deliver consistently good annual results. Compensation arrangements are therefore designed to provide competitive financial rewards for successfully meeting the Company's larger strategic as well as annual operating objectives. The Company rewards the creation of sustainable long-term shareholder value. The Compensation Committee recognizes that there are not a significant number of comparable publicly traded companies in the Company's industry segments and, accordingly, the committee reviews independent analyses of compensation structures necessarily broader in scope than the Company's industry segments. When reviewed, the compensation of the Company's executives was in line with similarly situated executives in reasonably similar, like-size companies.

Compensation Policies for Executive Officers

        The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and/or stock incentives based on annual and long-term performance of the Company.

        Base Salary.    The Compensation Committee, in its discretion, determines the annual base salary and base salary adjustments for executive officers. Generally, salary adjustments for executive officers are determined by evaluating:

  •
  competitive pay practices

  •
  the performance of the Company

  •
  the performance of the executive officer including any change in the responsibilities assumed by the executive officer.

        The Compensation Committee believes that the base salaries are reasonable when compared with other companies.

        Cash Bonuses.    The Company maintains a short-term incentive plan known as the Senior Executive Incentive Plan (the "Plan") for the named executive officers of the Company which provides for the payment of cash bonuses to the executives when the financial, strategic and individual objectives are achieved. The 2002 Plan focused on the achievement of key financial performance indicators, such as earnings before interest, tax, depreciation and amortization (EBITDA) by business segments, and cost containment. By implementing a compensation structure composed of salary and a performance-related bonus, a significant portion of each executive officer's annual total cash compensation is placed at risk in order to provide an incentive toward sustained high performance.

        The Named Executive Officers' incentive bonuses vary in proportion to base salary, depending primarily on the level of responsibilities when the financial, strategic, and personal objectives are achieved. When such objectives are exceeded, bonuses are higher and when objectives are not met, the incentive bonuses are lower or nil, depending on the circumstances. Each key financial performance indicator and objective that makes up an individual's bonus carries a predetermined percentage weighting which is set at the beginning of the financial year. The total bonus paid to an individual is the sum of the financial results that make up the individual's predetermined financial targets plus or minus adjustment for individual performance. The Compensation Committee considered the compensation that the executive officers received in the form of stock options in determining the appropriate cash bonus for each executive officer.

        Stock Options.    Stock option grants are designed to attract and retain employees who can make significant contributions to the Company's success, reward employees for such significant contributions, and give employees a longer-term incentive to increase shareholder value. Because an optionee will benefit only if the Company's stock price increases over time, options are considered to be an effective means of linking executive pay with the creation of shareholder wealth.

        The size and frequency of stock option grants are determined by the Compensation Committee in its discretion, taking into account the optionee's level of responsibility, the achievement of objectives, the implementation of key strategies, and/or the potential for positively influencing future results. The Compensation Committee may impose specific performance measures on stock option grants. The Compensation Committee also may grant stock options for executive recruitment and retention purposes, in amounts that the Compensation Committee, in its discretion, deems necessary and appropriate.

        To ensure that high levels of performance occur over the long term, stock options granted to executives typically have a life of ten years, generally vest over a period of up to five years, and have an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date. Any value received by an executive officer from a stock option grant depends entirely on increases in the price of the Company's Common Stock.

        In addition to the executive officers, one hundred twenty two (122) other managers and employees of the Company had options outstanding as of December 31, 2002.

        Other Compensation.    The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

        Compensation of the Chief Executive Officer.    In setting the compensation package for Stewart G. MacDonald, Jr., Chief Executive Officer ("CEO"), the Compensation Committee uses the same factors it considers in establishing the compensation levels of other executive officers. Financial and individual award targets are established for the year in line with overall compensation philosophy. These include, but are not limited to, the Company's achievement of financial goals as well as leadership and other individual performance goals.

        For Fiscal 2002, the CEO's salary remained $300,000. With regard to a cash bonus for the CEO, the Committee had established an opportunity for up to $200,000. The Compensation Committee reviewed the Company's financial results as well as the established goals for Fiscal 2002 and the CEO's role in achieving those results. The CEO led the Company through considerable progress over the past year in achieving strategic priorities including: (1) improved margins in our core laundry route business; (2) continued development and deployment of the technologies which differentiate us from our competitors; (3) significant reduction in debt; and (4) building our leadership team. The CEO was granted a cash bonus of $83,000. The CEO requested that the Compensation Committee consider not granting him options for the year ended December 31, 2002.

        The Compensation Committee exercised its subjectivity and discretion in determining the level of each element of compensation, individually and in the aggregate, for the CEO for 2002. The

Committee considers the CEO's level of compensation appropriate in view of his performance and leadership of the Company during 2002.

Submitted by the members of the Compensation Committee:

John P. Leydon, Chairman
Thomas E. Bullock
William M. Crozier, Jr.

Compensation Committee Interlocks and Insider Participation

        All executive officer compensation decisions are made by the Compensation Committee, which is comprised of independent, non-interlocking directors. The Compensation Committee reviews and makes recommendations regarding the compensation for directors and executive officers of the Company, including salaries and bonuses. Currently, the members of the Compensation Committee are Messrs. Leydon, Chairman, Bullock and Crozier.

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Stockholder Return Performance Graph

        Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock from October 17, 1997, the date on which the Company's Common Stock was first publicly traded, through December 31, 2002, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of the S&P 500 Index and the Russell 2000 Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Index and the Russell 2000 Index on October 17, 1997. The comparisons in this line graph are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

	Cumulative Total Return
		at December 31,
	October 17, 1997(1)
		1997	1998	1999	2000	2001	2002
Mac-Gray Corporation	100	112.61	81.98	27.48	23.42	20.25	24.67
Russell 2000 Index	100	101.09	98.26	117.51	112.44	115.23	92.62
S&P 500 Index	100	106.43	136.84	165.64	150.55	132.62	104.85

(1)
The beginning measurement point is established by the market close on October 17, 1997, the first day on which the Company's Common Stock was publicly traded.

(2)
The Company has selected the Russell 2000 Index as a broad equity market index that includes companies whose equity securities are of a more comparable market capitalization than the S&P 500 Stock Index.

Employment Agreements with Executive Officers

        Although the Company is not a party to employment agreements with any of its three executive officers, on February 14, 2002, the Company entered into severance agreements with its three executive officers. Under certain circumstances involving a change of control of the Company and termination of the executive's employment for reasons other than cause, Mr. MacDonald, Mr. MacLellan and Mr. Shea would be entitled to an amount equal to two and ninety-nine one hundredths (2.99) times, two (2) times and two (2) times, respectively, the sum of (i) the executive's average annual base salary over the three (3) fiscal years immediately prior to the terminating event (or the executive's annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive's average annual bonus over the three (3) fiscal years immediately prior to the change in control (or the executive's annual bonus for the last fiscal year immediately prior to the change in control, if higher), payable in one lump-sum payment. Additionally, the Company would continue to provide to the executive certain benefits, including health, dental and life insurance on the same terms and conditions as though the executive had remained an active employee, for twenty-four (24) months.

Certain Relationships and Related Transactions

        Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders dated June 26, 1997 (the "Stockholders' Agreement"), (i) each of Mr. Stewart G. MacDonald, Jr. ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms. S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

        In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

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PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 2003 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned
Stewart G. MacDonald, Jr. (3)(4)(5)	2,202,300	17.37%
Sandra E. MacDonald (3)(4)(6)	3,214,200	25.34%
Daniel W. MacDonald (3)(4)(7)	2,122,600	16.74%
Peter C. Bennett (3)(4)(8)	1,700,000	13.40%
R. Robert Woodburn, Jr. (3)(4)(9)	1,701,000	13.41%
Cynthia V. Doggett (3)(10)	2,202,300	17.37%
Richard G. MacDonald (3)(11)	3,214,200	25.34%
Gilbert M. Roddy, Jr. (3)(12)	531,400	4.19%
Myron M. Kaplan (13)	1,893,700	14.93%
Dimensional Fund Advisors Inc. (14)	1,050,500	8.28%
Web Services Company, Inc. (15)	1,207,600	9.52%
William M. Crozier, Jr. (16)	21,398	*
John P. Leydon (16)	21,425	*
Larry L. Mihalchik (16)	6,958	*
Jerry A. Schiller (16)	17,375	*
Thomas E. Bullock (16)	23,490	*
Neil F. MacLellan, III (16)	55,861	*
Michael J. Shea (16)	36,541	*
All executive officers and directors as a group (8 persons)	2,385,348	18.82%

*
less than 1%

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of this Proxy Statement are deemed outstanding. As of March 31, 2003, a total of 12,681,480 shares of the Company's Common Stock were issued and outstanding.

(3)
The Company and certain stockholders of the Company, including The Evelyn C. MacDonald Family Trust for the benefit of Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust for the benefit of Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trusts is referred to herein as a "Sub-Trust" and collectively as "Sub-Trusts"), Mr. S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, The Stewart G. MacDonald, 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Trust 1988 (the "DWM Trust"), the New Century Trust, The Whitney E.

  MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, and Cynthia V. Doggett are parties to the Stockholders' Agreement. The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the issued and outstanding shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)
A total of 1,700,000 shares of the Company's Common Stock are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares of the Company's Common Stock. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares of the Company's Common Stock attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares of the Company's Common Stock held by such Sub-Trust.

(5)
Includes (i) 626,608 shares of the Company's Common Stock held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 531,400 shares of the Company's Common Stock held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 145,102 shares of the Company's Common Stock held by the wife of Mr. S. MacDonald, and (v) 126,096 shares of the Company's Common Stock held by the minor children of Mr. S. MacDonald. Mr. S. MacDonald may replace the shares of the Company's Common Stock held by the New Century Trust at any time with property of equivalent value and therefore may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. S. MacDonald disclaims beneficial ownership of such shares of the Company's Common Stock as well as the shares of the Company's Common Stock held by the wife and minor children of Mr. S. MacDonald. Mr. S. MacDonald holds options to purchase up to 160,000 shares of the Company's Common Stock, 140,000 of which are exercisable within 60 days and included in shares of the Company's Common Stock beneficially owned.

(6)
Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (viii) 500,000 shares of the Company's Common Stock held by The MacDonald Annuity Trust, of which Ms. S. MacDonald serves as trustee and settlor with right to replace property, and (ix) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Ms. S. MacDonald serves as co-trustee. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The MacDonald Annuity Trust and the DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") and The Robert C. MacDonald Gift Trust, The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust (collectively, the "Gift Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Ms. S. MacDonald disclaims beneficial ownership of the shares of the Company's Common Stock held by the GST Trusts, the DWM Trust, The MacDonald Annuity Trust and the Gift Trusts.

(7)
Includes (i) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Mr. D. MacDonald is co-trustee and sole beneficiary, and (ii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary.

(8)
Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Bennett serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Bennett disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043.

(9)
Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Woodburn serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Woodburn disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Woodburn's mailing address is c /o Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108.

(10)
Includes (i) 626,608 shares of the Company's Common Stock held by the SGM Trust, of which Ms. Doggett serves as co-trustee, (ii) 531,400 shares of the Company's Common Stock held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of the husband of Ms. Doggett, of which the husband of Ms. Doggett serves as co-trustee and is the beneficiary, (iv) 86,427 shares of the Company's Common Stock held by the husband of Ms. Doggett, and (v) 126,096 shares of the Company's Common Stock held by the minor children of the husband of Ms. Doggett. The shares of the Company's Common Stock held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of shares of the Company's Common Stock held by such trusts as well as the husband and minor children of Ms. Doggett.

(11)
Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of by the wife of Richard G. MacDonald ("Mr. R. MacDonald"), of which by the wife of Mr. R. MacDonald serves as co-trustee and is the beneficiary, (viii) 500,000 shares of the Company's Common Stock held by The MacDonald Annuity Trust, of which the wife of Mr. R. MacDonald serves as trustee and settlor with right to replace property, (ix) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which the wife of Mr. R. MacDonald serves as co-trustee, and (x) 552,983 shares of the Company's Common Stock held by the wife of Mr. R. MacDonald. The shares held by each of the GST and Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The MacDonald Annuity Trust and the DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. Mr. R. MacDonald disclaims beneficial ownership of the 3,214,200 shares of the Company's Common Stock listed above.

(12)
Includes 531,400 shares of the Company's Common Stock held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares of the Company's Common Stock held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value, of which all 531,400 shares of the Company's Common Stock Mr. Roddy disclaims beneficial ownership. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(13)
On a Form 4 filed with the Securities and Exchange Commission by Myron M. Kaplan ("Mr. Kaplan") on October 23, 2002, Mr. Kaplan reported his beneficial ownership of 1,893,700 shares of the Company's Common Stock, and a mailing address of P.O. Box 385, Leonia, New Jersey 07605.

(14)
On a Schedule 13G filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") on February 12, 2003, Dimensional reported its beneficial ownership of 1,050,500 shares of the Company's Common Stock. Dimensional Fund Advisors Inc., with an address of 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities reported herein that are owned by the Funds. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(15)
On a Schedule 13G filed with the Securities and Exchange Commission by Web Services Company, Inc. ("Web") on January, 23, 2002, Web reported its beneficial ownership of 1,207,600 shares of the Company's Common Stock, and a mailing address of 3690 Redondo Beach Avenue, Redondo Beach, CA 90278.

(16)
Mr. Crozier holds options to purchase up to 5,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Leydon holds options to purchase up to 5,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Mihalchik holds an option to purchase up to 1,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Schiller holds options to purchase up to 5,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Bullock holds options to purchase up to 3,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. MacLellan holds options to purchase up to 100,000 shares of the Company's Common Stock, 53,000 of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Shea holds options to purchase up to 75,000 shares of the Company's Common Stock, 28,000 of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 2002 all directors, officers or beneficial owners of greater than 10% of the Company's Common Stock filed on a timely basis all reports required by Section 16(a), except for: (1) Stewart G. MacDonald, Jr., who did not timely file a Form 4 in connection with New Century Trust's sales of stock in April (Mr. MacDonald is the grantor of the trust but does not participate in its management) and in connection with the gift of stock to his minor children in December; Cynthia V. Doggett, who was late in filing her Form 4 with respect to the gift of stock to her minor children in February, 2002 and with respect to the gift of stock to her minor children in December 2002; and Myron M. Kaplan who did not timely file his Form 4 in connection with his acquisition of stock in October 2002.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2004 annual meeting must be received by the Company on or before December 29, 2003 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, Massachusetts 02141.

        Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2004 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than March 8, 2004, nor prior to January 22, 2004, together with all supporting documentation required by the By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

        The firm of PricewaterhouseCoopers LLP served as the Company's independent public accountants for Fiscal 2002 and will serve in such capacity for the year ending December 31, 2003. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.

EXHIBIT A

         MAC-GRAY CORPORATION
Audit Committee Charter

General Statement of Purpose

        This revised Audit Committee Charter amends and restates the Audit Committee Charter approved by the Board of Directors on May 24, 2000.

        The Audit Committee ("Committee"), is appointed by the Board of Directors of Mac-Gray Corporation (the "Company") to assist the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process, the Company's procedures for compliance with legal and regulatory requirements, and the performance of the Company's internal audit function. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's internal audit function and external independent auditor.

        This Charter is approved by the Board of Directors as of December 4, 2002.

Audit Committee Membership

        The Committee shall consist of no fewer than three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth by the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission, ("Commission"). At least one member of the Committee shall be a financial expert as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        The members of the Committee shall be appointed by and may be replaced by the Board at any time.

Meetings

        The Committee shall meet as often as it determines, but no less frequently than quarterly. The Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Audit Committee Authority and Responsibilities

        The Committee shall have the sole authority, as authorized by the Board of Directors, to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting and other matters) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

        The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

        The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

        The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for Approval. The Committee shall annually review the Committee's own performance, and report the results of such evaluation in written form to the Board for their review.

Financial Statement and Disclosure Matters

        The Committee, to the extent it deems necessary or appropriate, shall:

  •
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board that the presented audited financial statements be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

  •
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any steps adopted in light of material control deficiencies.

  •
  Review and discuss quarterly with the independent auditors:

  a)
  All critical accounting policies and practices being used;

  b)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

  c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  •
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  •
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  •
  Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls, or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

  •
  Review and evaluate the lead partner of the independent auditor team.

  •
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

  •
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  •
  Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

  •
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

        The Committee, to the extent it deems necessary or appropriate, shall:

  •
  Review the adequacy of the internal audit function, its annual budget, the scope of work to be performed, and who will perform audit work;

  •
  Review the significant reports to management prepared by the internal auditing department;

  •
  Discuss with the independent auditor and management the internal auditor's responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

        The Committee, to the extent it deems necessary or appropriate, shall:

  •
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated;

  •
  The Committee shall discuss with management, the Company's senior internal auditing executive and the independent auditor that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct;

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  •
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies;

  •
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

MAC-GRAY CORPORATION

Please take note of the important information pertaining to the Company and the election of its directors enclosed with this Proxy Ballot. Please take time to read the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 22, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mac-Gray Corporation

MACGRAY CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
MAY BE REVOKED AT ANY TIMER PRIOR TO THE ANNUAL MEETING

The undersigned stockholder(s) of Mac-Gray Corporation, a Delaware corporation (the "Company"), hereby appoints Mr. Stewart G. MacDonald and Mr. Michael J. Shea as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on May 22, 2003 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting, as a holder of common shares of the Company, par value $.01 per share (the "Shares"), held of record by the undersigned on March 31, 2003, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The Board of Directors of the Company recommends a vote FOR the election of the nominees for director listed on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the other side)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF
MAC-GRAY CORPORATION
May 22, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors	2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment(s) thereof.
NOMINEES:
☐	FOR ALL NOMINEES	☐	Stewart G. MacDonald, Jr.
		☐	Larry L. Mihalchik
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (see instructions below)
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark 'FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new addres in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS
INFORMATION REGARDING DIRECTORS/NOMINEES
Fees Paid to Independent Auditors
INFORMATION REGARDING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
INDEPENDENT ACCOUNTANTS
OTHER MATTERS
EXHIBIT A
General Statement of Purpose
Audit Committee Membership
Meetings
Audit Committee Authority and Responsibilities
Financial Statement and Disclosure Matters
Oversight of the Company's Relationship with the Independent Auditor
Oversight of the Company's Internal Audit Function
Compliance Oversight Responsibilities
Limitation of Audit Committee's Role
MAC-GRAY CORPORATION
MACGRAY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS OF MAC-GRAY CORPORATION May 22, 2003